U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 28, 2005
                                (April 22, 2005)


                            Provo International, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

         001-15673                                    13-3950283
         ---------                                    ----------
    (Commission File No.)                  (IRS Employer Identification No.)


                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965
                                 (845) 623-8553
    (Address and telephone number of principal executive offices and place of business)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors Or Principal Officers; Election of Directors; Appointment of Principal Officers.

          On April 22, 2005, Stephen J. Cole-Hatchard resigned as the Chairman of the Board of Directors and Chief Executive Officer of the Company. Mr. Cole-Hatchard will continue as a member of the Board of Directors of the Company.

          Mr. Nicko Feinberg, who is currently the President of the Company's U.S. Operations and a Director of the Company, has agreed to serve as the Interim Chief Executive Officer of the Company.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2005

                                                     Provo International, Inc.

                                                     By: /s/ Nicko Feinberg
                                                         -----------------------
                                                         Interim CEO